Securities	12 Months Ended
Dec. 31, 2021
Securities
Securities

Note 6. Securities

As at December 31:	2021	2020
Short-term securities
Equity securities at FVTPL, publicly traded	$4,939	$2,509
Investment funds at FVTPL, unlisted	2,761	4,096
Debt securities at FVTPL, unlisted	770	873
Debt securities at FVTOCI, publicly traded	10,786	11,019
	$19,256	$18,497
Long-term securities
Equity securities in an affiliate at FVTPL, unlisted	$3,625	$3,721

Investment funds comprise capital provision investments which are financial assets measured at FVTPL. They are related to the provision of capital in connection with litigation finance and represent the Group's contributions plus or minus fair valuation adjustments.

Debt securities at FVTOCI included sovereign bonds issued by a government of $10,461 and $10,845 respectively, as at December 31, 2021 and 2020, which represented 54% and 59%, respectively, of total short-term securities.